Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

SEPTEMBER 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

SCHEDULE OF HEDGING TRANSACTIONS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: October 18, 2010	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation – Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements – September 2010	5
Schedule of Cash Receipts and Disbursements – July 1, 2010 – September 30, 2010	7

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	10
Schedule of Professional Fee and Expense Disbursements	11

LBHI
Quarterly Hedging Transactions Update	12
Schedule of Hedging Transactions as of September 30, 2010	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 case of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) has been dismissed.

The Chapter 11 case of Lehman Brothers Finance SA (Case No: 08-13887) has been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SEPTEMBER 1, 2010 TO SEPTEMBER 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills, and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash balances exclude cash that has been posted as collateral for hedging activity.

6.

Beginning and ending cash balances exclude cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB (formerly known as Lehman Brothers Bank FSB), Woodlands Commercial Bank (formerly known as Lehman Brothers Commercial Bank), LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware.

7.	Cash pledged on, or prior to, September 15, 2008 by the Company in connection with certain documents executed by the Company and various financial institutions has been excluded from this report.

8.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

September 1, 2010 - September 30, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities										Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
			LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Cash & Investments (9/1/10)	(c), (d	)	$2,369	$7,371	$1,613	$235	$3,522	$495	$417	$387	$12	$16,419	$81	$817	$43	$2,455	$3,396	$19,816

Sources of Cash:
Corporate
Repayment of Advances Made to Aurora	(e	)	118	—	—	—	—	—	—	—	—	118	—	—	—	—	—	118
Compensation and Benefits Reimbursements	(f	)	1	—	—	—	—	—	—	—	—	1	—	—	—	—	—	1
Other Receipts	(g	)	85	3	1	—	5	1	—	—	—	94	—	2	—	1	2	97
Derivatives	(h	)	—	133	3	—	1	10	1	—	—	148	—	—	—	—	—	148
Loans	(i	)	52	—	—	—	129	—	—	—	—	180	—	—	—	—	—	180
Private Equity / Principal Investing	(j	)	259	—	—	—	2	—	—	—	—	262	—	10	—	7	17	279
Real Estate	(k	)	23	—	—	—	6	—	—	—	—	29	—	—	—	2	2	31
Asia			—	—	—	—	—	—	—	—	—	—	—	—	—	38	38	38
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	5	5	5
Inter-Company Transfers	(l	)	1	—	—	—	121	—	—	—	—	122	—	—	1	16	17	139

Total Sources of Cash			538	136	4	—	264	11	1	—	—	954	—	12	1	68	82	1,035

Uses of Cash:
Corporate
Advances to Aurora	(e	)	(118)	—	—	—	—	—	—	—	—	(118)	—	—	—	—	—	(118)
Compensation and Benefits	(m	)	(17)	—	—	—	—	—	—	—	—	(17)	(7)	—	—	(1)	(8)	(25)
Professional Fees	(n	)	(46)	—	—	—	—	—	—	—	—	(46)	—	—	—	—	—	(46)
Other Operating Expenses	(o	)	(9)	—	—	—	—	—	—	—	—	(9)	(7)	—	—	(1)	(8)	(17)
Other Non-Operating Expenses	(p	)	(51)	—	—	—	—	—	—	—	—	(51)	—	—	—	—	—	(51)
Derivatives, Principally Hedging	(q	)	(1)	(43)	—	—	—	—	—	—	—	(44)	—	—	—	—	—	(44)
Loans	(r	)	—	—	—	—	(100)	—	—	—	—	(100)	—	—	—	—	—	(100)
Private Equity / Principal Investing	(s	)	—	—	—	—	—	—	—	—	—	—	—	(5)	—	—	(5)	(5)
Real Estate	(t	)	(36)	—	—	—	(3)	—	—	—	—	(39)	—	—	—	—	—	(39)
Asia			—	—	—	—	—	—	—	—	—	—	—	—	—	(6)	(6)	(6)
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(l	)	(121)	—	—	—	—	—	—	—	—	(121)	—	(1)	—	(17)	(18)	(139)

Total Uses of Cash			(399)	(43)	—	—	(103)	—	—	—	—	(545)	(13)	(6)	—	(25)	(45)	(590)

Net Cash Flow			140	93	4	—	161	11	1	—	—	409	(13)	6	1	43	37	446

FX Fluctuation	(u	)	1	1	1	—	3	—	—	—	—	5	—	—	—	11	11	17

Ending Cash & Investments (9/30/10)	(v	)	$2,509	$7,465	$1,617	$235	$3,685	$506	$417	$387	$12	$16,833	$68	$823	$44	$2,509	$3,444	$20,278

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

September 1, 2010 - September 30, 2010

Notes

(a)

Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Corporate, Derivatives, Loans, Private Equity / Principal Investing and Real Estate reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asian and South American operations.

(b)

Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c)

Beginning Cash and Investments was increased by $11 million for LBHI and $3 million for Other Controlled Entities from Ending Cash and Investments in the August 2010 Schedule of Cash Receipts and Disbursements, in order to include bank account balances not previously reflected.

(d)

Beginning Cash and Investment balances include approximately $3.5 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities. Beginning Cash and Investment balances exclude approximately $653 million of cash posted for hedging activity, prior to the recognition of any gains or losses.

(e)	Reflects repayment of advances made to Aurora Bank for the court approved repo facility.

(f)	Reflects repayment of payroll and benefits disbursements made on behalf of Woodlands Commercial Bank.

(g)

Primarily reflects the redemption of $41 million from an ABS portfolio, $38 million received for claims held by LBHI against entities under the control of other administrators, and $14 million of interest income.

(h)	Primarily reflects settlements from counterparties and the return of $60 million of collateral posted for hedging.

(i)	Primarily reflects principal and interest payments from borrowers, of which a portion has been distributed to syndicated loan participants (see footnote r).

(j)	Primarily reflects $256 million of proceeds from the disposition of a portion of the assets in the Kingfisher Capital CLO Limited secured structure.

(k)	Primarily reflects principal and interest payments received from real estate investments.

(l)	Primarily reflects the transfer of $121 million to satisfy outstanding intercompany payables from LBHI to LCPI.

(m)

Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $17 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(n)	A portion of the $46 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(o)

Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, insurance, and infrastructure costs. A portion of the $9 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(p)

Primarily reflects disbursements of $24 million for the court-approved disposition of the REMIC structure, $22 million of collateral posted to hedge an ABS portfolio, and $3 million for the return of funds received in error.

(q)	Primarily reflects $28 million of collateral posted for hedging and payments on live trades.

(r)	Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(s)	Primarily reflects capital calls on investments.

(t)	Primarily reflects payments made for the preservation of assets of Real Estate positions.

(u)	Reflects fluctuation in value in foreign currency bank accounts.

(v)

Ending Cash and Investment balances include approximately $3.8 billion in co-mingled and segregated accounts. These amounts are preliminary and estimated as follows: Debtors - LCPI $2.3 billion, LBHI $834 million, LBSF $614 million, LBCS $42 million, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors $77 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $628 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $573 million, LBFP $27 million, LBHI $18 million, LBCC $9 million, and LBCS $1 million.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

July 1, 2010 - September 30, 2010

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

			Debtor Entities										Other Controlled Entities (b)					Total Debtors and Other Controlled Entities
			LBHI	LBSF	LBCS	LOTC	LCPI	LBCC	LBFP	LBDP	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total
Beginning Cash & Investments (7/1/10)	(c), (d	)	$2,086	$7,355	$1,531	$239	$3,327	$466	$424	$387	$11	$15,826	$55	$661	$51	$2,342	$3,109	$18,935

Sources of Cash:
Corporate
LAMCO Management Fees	(e	)	—	—	—	—	—	—	—	—	—	—	40	—	—	—	40	40
Repayment of Advances Made to Aurora	(f	)	174	—	—	—	—	—	—	—	—	174	—	—	—	—	—	174
Compensation and Benefits Reimbursements	(g	)	7	—	—	—	—	—	—	—	—	7	—	—	—	—	—	7
Asset Sales	(h	)	2	—	—	—	8	—	—	—	—	11	—	—	—	—	—	11
Other Receipts	(i	)	99	12	2	—	7	1	—	—	1	122	1	2	—	8	11	132
Derivatives	(j	)	3	508	98	1	1	42	2	—	—	655	—	—	—	23	23	678
Loans	(k), (l	)	54	—	—	—	1,058	—	—	—	—	1,112	—	2	—	—	2	1,113
Private Equity / Principal Investing	(k), (m	)	429	—	—	—	31	—	—	—	—	460	—	192	1	8	200	660
Real Estate	(n	)	73	—	—	—	138	—	—	—	—	211	—	—	—	5	5	216
Asia	(o	)	—	—	—	—	—	—	—	—	—	—	—	—	—	356	356	356
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	13	13	13
Inter-Company Transfers	(p	)	264	—	5	—	132	—	—	—	—	400	—	2	21	24	46	447

Total Sources of Cash			1,105	520	104	1	1,376	43	2	—	1	3,151	41	198	21	436	695	3,846

Uses of Cash:
Corporate
LAMCO Management Fees	(e	)	(40)	—	—	—	—	—	—	—	—	(40)	—	—	—	—	—	(40)
Advances to Aurora	(f	)	(118)	—	—	—	—	—	—	—	—	(118)	—	—	—	—	—	(118)
Compensation and Benefits	(q	)	(57)	—	—	—	—	—	—	—	—	(57)	(18)	—	—	(3)	(20)	(77)
Professional Fees	(r	)	(112)	—	—	—	—	—	—	—	—	(112)	—	—	—	—	—	(112)
Other Operating Expenses	(s	)	(25)	—	—	—	—	—	—	—	—	(25)	(9)	—	—	(2)	(11)	(37)
Other Non-Operating Expenses	(t	)	(89)	—	—	—	—	—	—	—	—	(89)	(1)	—	—	—	(1)	(90)
Derivatives, Principally Hedging	(u	)	(2)	(251)	—	—	—	—	(8)	—	—	(260)	—	—	—	—	—	(260)
Loans	(v	)	(1)	—	—	—	(712)	—	—	—	—	(713)	—	—	—	—	—	(713)
Private Equity / Principal Investing	(w	)	(5)	—	—	—	—	—	—	—	—	(5)	—	(24)	—	—	(24)	(29)
Real Estate	(x	)	(71)	—	—	—	(263)	—	—	—	—	(334)	—	—	(25)	—	(25)	(359)
Asia	(o	)	—	—	—	—	—	—	—	—	—	—	—	—	—	(247)	(247)	(247)
South America			—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Inter-Company Transfers	(p	)	(163)	(162)	(18)	(5)	(45)	(3)	(1)	—	—	(397)	—	(11)	(3)	(35)	(50)	(446)

Total Uses of Cash			(681)	(413)	(18)	(5)	(1,021)	(3)	(9)	—	—	(2,149)	(28)	(35)	(28)	(287)	(379)	(2,527)

Net Cash Flow			423	107	86	(4)	355	40	(7)	—	1	1,002	13	163	(7)	148	317	1,319

FX Fluctuation	(y	)	—	3	—	—	3	—	—	—	—	6	—	—	—	18	18	24

Ending Cash & Investments (9/30/10)	(z	)	$2,509	$7,465	$1,617	$235	$3,685	$506	$417	$387	$12	$16,833	$68	$823	$44	$2,509	$3,444	$20,278

Totals may not foot due to rounding.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

July 1, 2010 - September 30, 2010

Notes

(a)

Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Corporate, Derivatives, Loans, Private Equity / Principal Investing and Real Estate reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asian and South American operations.

(b)

Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.), and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c)

Beginning Cash and Investments was increased by $11 million for LBHI and $3 million for Other Controlled Entities from Beginning Cash and Investments in the July 2010 Schedule of Cash Receipts and Disbursements , in order to include bank account balances not previously reflected.

(d)

Beginning Cash and Investment balances include approximately $3.6 billion in co-mingled and segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks, and other identified funds which may not belong to the Debtors or Other Controlled Entities. Beginning Cash and Investment balances exclude approximately $600 million of cash posted for hedging activity, prior to the recognition of any gains or losses.

(e)	Reflects Q3 2010 LAMCO management fees.

(f)	Reflects repayment of advances made to Aurora Bank for the court-approved advance receivable and repo facilities.

(g)	Reflects repayment of payroll and benefits disbursements made on behalf of LAMCO LLC and Woodlands Commercial Bank.

(h)	Reflects $9 million from the sale of aircraft and $2 million from the sale of artwork.

(i)

Primarily reflects the redemption of $41 million from an ABS portfolio, $38 million received for claims held by LBHI against entities under the control of other administrators, $31 million of interest income, $8 million from the redemption of cash in an escrow account for the restricted stock program, and $4 million from the transfer of cash from accounts not controlled by the Company.

(j)	Primarily reflects settlements from counterparties and the return of $200 million of collateral posted for hedging.

(k)	LBHI loan receipts were reduced by $122 million from the August 2010 Schedule of Cash Receipts and Disbursements and re-classified as LBHI Private Equity / Principal Investing receipts.

(l)	Primarily reflects principal and interest payments from borrowers, of which a portion has been distributed to syndicated loan participants (see footnote v).

(m)

Primarily reflects $378 million of proceeds from the disposition of a portion of the assets in the Kingfisher Capital CLO Limited secured structure. LBHI, the structure’s custodian, will hold proceeds from asset dispositions for the benefit of LCPI, the structure’s noteholder, and will maintain an intercompany payable from LBHI to LCPI.

(n)	Primarily reflects principal and interest received on real estate investments.

(o)

Primarily reflects $239 million of proceeds from the disposition of a portion of the assets in the Kingfisher Capital CLO Limited secured structure. $232 million of the proceeds were transferred to the structure’s trustee and subsequently distributed to LBHI as custodian.

(p)

Primarily reflects $255 million transferred to LBHI from various Lehman legal entities for Q1 2010 cost allocations, true-ups from prior periods, and $121 million transferred from LBHI to LCPI to satisfy outstanding intercompany payables.

(q)

Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $57 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(r)	A portion of the $112 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

July 1, 2010 - September 30, 2010

Notes

(s)

Primarily reflects expenses related to occupancy, Transition Services Agreement, taxes, insurance, and infrastructure costs. A portion of the $25 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(t)

Primarily reflects disbursements of $40 million for the return of funds received in error, $24 million for the court-approved disposition of the REMIC structure, and $22 million of collateral posted to hedge an ABS portfolio.

(u)	Primarily reflects $240 million of collateral posted for hedging.

(v)	Primarily reflects principal and interest distributed to syndicated loan participants where Lehman acts as agent.

(w)	Primarily reflects capital calls on investments.

(x)	Primarily reflects payments made for the preservation of assets of Real Estate positions.

(y)	Reflects fluctuation in value in foreign currency bank accounts.

(z)

Ending Cash and Investment balances include approximately $3.8 billion in co-mingled and segregated accounts. These amounts are preliminary and estimated as follows: Debtors - LCPI $2.3 billion, LBHI $834 million, LBSF $614 million, LBCS $42 million, LBCC $5 million, Lehman Scottish Finance $2 million; and Non-Debtors - $77 million, and are subject to adjustment. Ending Cash and Investment balances exclude approximately $628 million of cash posted as collateral for hedging activity, prior to the recognition of any gains or losses, broken down as follows: LBSF $573 million, LBFP $27 million, LBHI $18 million, LBCC $9 million, and LBCS $1 million.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO SEPTEMBER 30, 2010

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs, as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors

Schedule of Professional Fee and Expense Disbursements (a)

September 2010

Unaudited ($ in thousands)

		September-2010	Filing Date Through September-2010 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$13,967	$356,396
Kelly Matthew Wright	Art Consultant and Auctioneer	—	77
Natixis Capital Markets Inc.	Derivatives Consultant	—	9,310
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	1,031	14,749
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	122	3,540
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,344	20,931
Dechert LLP	Special Counsel - Real Estate	270	442
Discover Ready LLC	eDiscovery Services	—	8,413
Ernst & Young LLP	Audit and Tax Services	31	1,551
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	194	576
Hudson Global Resources	Contract Attorneys	314	5,599
Huron Consulting	Tax Services	—	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	3,129	38,318
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	—	322
Latham & Watkins LLP	Special Counsel - Real Estate	58	223
Lazard Freres & Co.	Investment Banking Advisor	1,200	24,258
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	83	4,462
O’Neil Group	Tax Services	244	892
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	119	1,499
Pricewaterhouse Coopers LLP	Tax Services	—	659
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	432	3,970
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	80	2,511
Sutherland LLP	Special Counsel - Tax	89	89	(c)
Weil Gotshal & Manges LLP	Lead Counsel	16,181	237,038
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	160	2,007
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	8,282
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,804	40,035
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	631	9,279
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	1,911	71,183
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	256	11,150
Richard Sheldon, Q.C.	Special Counsel - UK	6	111
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	3,004	42,447
Jenner & Block LLP	Examiner	3,114	57,809
Fee Examiner
Feinberg Rozen LLP	Fee Examiner	—	1,904
Brown Greer Plc	Fee and Expense Analyst	61	295

Total Non-Ordinary Course Professionals		49,835	982,472

Debtors - Ordinary Course Professionals		1,984	29,766	(c)

US Trustee Quarterly Fees		—	877

Total Professional Fees and UST Fees (d)		$51,819	$1,013,116

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.

(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of September 2010. The figures do not include accruals.
(c)	Filing Date Through September-2010 balance for Sutherland LLP has been decreased by $127 thousand and reclassified to Debtors - Ordinary Course Professionals (OCPs).
(d)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

QUARTERLY HEDGING TRANSACTIONS UPDATE

AS OF SEPTEMBER 30, 2010

The information and data included in this report are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

On March 11, 2009, the United States Bankruptcy Court for the Southern District of New York overseeing the Debtors’ Chapter 11 cases (the “Court”) entered an “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Cash Collateral Posted in Connection With the Hedging Transactions the Debtors Enter Into Through Certain Futures and Prime Brokerage Accounts” [Docket No. 3047] (the “Derivatives Hedging Order”).

On July 16, 2009, the Court entered a separate “Order Pursuant to Sections 105 and 364 of the Bankruptcy Code Authorizing the Debtors to Grant First Priority Liens in Collateral Posted in Connection With the Hedging Transactions” [Docket No. 4423] (the “Residential Loan Order”).

Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Derivatives Hedging Order or the Residential Loan Order, as the case may be.

The Debtors have prepared this Quarterly Hedging Transactions Update, as required by the Derivatives Hedging Order, based on the information available to the Debtors at this time, but note that such information is partially based on market pricing which is subject to day-to-day fluctuations. The Debtors reserve all rights to revise this report.

Derivatives Hedging Order. Between the entry of the Derivatives Hedging Order and September 30, 2010 (the “Report Date”), the Debtors have proposed 13 Hedging Transactions to the Hedging Transactions Committee. As of the Report Date, the Debtors had executed all 13 Hedging Transactions and the current value of collateral posted approximates $437.1 million. The Open Derivative Positions correspond to 48 non-terminated derivative contracts with an estimated recovery value as of the Report Date equal to approximately $809 million. The expected recovery amounts are determined using various models, data sources, and certain assumptions regarding contract provisions. The Company expects to adjust the amounts recorded for the Open Derivatives Positions in the future; such adjustments (including write-downs and write-offs) may be material. For further description regarding derivative recovery values, please refer to the March 2010 Supplemental Monthly Operating Report filed on August 13, 2010.

As of the Report Date, the Hedging Transactions were allocated to the individual Debtors as set forth on the following page.

Residential Loan Order. Between the entry of the Residential Loan Order and the Report Date, there were no Residential Hedging Transactions.

Lehman Brothers Holdings Inc.

As of September 30, 2010

Quarterly Hedging Report

Derivative Hedging Order

Debtor	Current Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Special Financing Inc. (“LBSF”)	$422,273,355	$709,575,351
Lehman Brothers Commercial Corp. (“LBCC”)	8,294,345	76,206,676
Lehman Brothers Financial Products Inc. (“LBFP”)	6,545,039	23,377,033

Total	$437,112,738	$809,159,061

(a)	Value of collateral represents cash collateral posted, net of any gains or losses on hedging transactions.

Asset Backed-Securities Hedging Order

Separately, on January 14, 2010, the Court entered an “Order Granting LBHI’s Motion for Authorization, Pursuant to Sections 105, 363 and 364 of the Bankruptcy Code, To Sell Certain Asset Backed-Securities and Related Relief”, which authorized the Company to enter into hedging transactions to hedge against the loss of value from fluctuations in foreign exchange rates, as set out below.

Debtor	Current Value of Collateral Posted for Hedging Transactions (a)	Estimated Recovery Value of Receivables Being Hedged
Lehman Brothers Holdings Inc. (“LBHI”)	$18,001,569	$102,984,700

Total	$18,001,569	$102,984,700